EXHIBIT 99.3


                      TRUST AGREEMENT


                          BETWEEN


          WHOLESALE AUTO RECEIVABLES CORPORATION
                          SELLER


                            AND


              THE CHASE MANHATTAN BANK (USA)
                       OWNER TRUSTEE






                DATED AS OF APRIL  11, 1996

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                     TABLE OF CONTENTS


                                                                            Page

ARTICLE I
DEFINITIONS AND INCORPORATION BY REFERENCE
     1.1   Definitions....................................1

ARTICLE II
ORGANIZATION
     2.1   Name...........................................1
     2.2   Office.........................................1
     2.3   Purposes and Powers............................1
     2.4   Appointment of Owner Trustee...................2
     2.5   Initial Capital Contribution
           of Owner Trust Estate..........................2
     2.6   Declaration of Trust...........................2
     2.7   Liability of the Seller and the
           Certificate Owners.............................3
     2.8   Title to Trust Property........................4
     2.9   Situs of Trust.................................4
     2.10  Representations and Warranties of the Seller...4
     2.11  Tax Treatment..................................5

ARTICLE III
THE CERTIFICATES
     3.1   [Intentionally Omitted]........................5
     3.2   Form of the Certificates.......................5
     3.3   Execution, Authentication and Delivery.........6
     3.4   Registration; Registration of Transfer and Exchange
           of Certificates................................6
     3.5   Mutilated, Destroyed, Lost or Stolen
           Certificates...................................8
     3.6   Persons Deemed Certificateholders..............8
     3.7   Access to List of Certificateholders' Names and
           Addresses......................................9
     3.8   Maintenance of Corporate Trust Office..........9
     3.9   Appointment of Paying Agent....................9
     3.10  Disposition by Seller.........................10
     3.11  Book-Entry Certificates.......................10
     3.12  Notices to Clearing Agency....................11
     3.13  Termination of Book-Entry Registration........11
     3.14  Seller as Certificateholder...................11

ARTICLE IV
ACTIONS BY OWNER TRUSTEE
     4.1   Prior Notice to Certificateholders with
           Respect to Certain Matters....................12
     4.2   Action by Certificateholders with Respect
           to Certain Matters............................12
     4.3   Action by Certificateholders with
           Respect to Bankruptcy.........................13
     4.4   Restrictions on Certificateholders' Power.....13
     4.5   Majority Control..............................13








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ARTICLE V
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
     5.1   Establishment of Certificate
           Distribution Account..........................13
     5.2   Application of Trust Funds....................14
     5.3   Method of Payment.............................15
     5.4   Accounting and Reports to the Certificateholders,
           the Internal Revenue Service and Others.......15
     5.5   Signature on Returns; Tax Matters Partner.....15

ARTICLE VI
THE OWNER TRUSTEE
     6.1   Duties of Owner Trustee.......................15
     6.2   Rights of Owner Trustee.......................16
     6.3   Acceptance of Trusts and Duties...............17
     6.4   Action upon Instruction by Certificateholders.18
     6.5   Furnishing of Documents.......................19
     6.6   Representations and Warranties of Owner
           Trustee.......................................19
     6.7   Reliance; Advice of Counsel...................20
     6.8   Owner Trustee May Own Certificates and Notes..21
     6.9   Compensation and Indemnity....................21
     6.10  Replacement of Owner Trustee..................21
     6.11  Merger or Consolidation of Owner Trustee......22
     6.12  Appointment of Co-Trustee or Separate Trustee.22
     6.13  Eligibility Requirements for Owner Trustee....24

ARTICLE VII
TERMINATION OF TRUST AGREEMENT
     7.1   Termination of Trust Agreement................24
     7.2   Termination upon Bankruptcy of the Seller.....25

ARTICLE VIII
AMENDMENTS
     8.1   Amendments Without Consent of Securityholders.26
     8.2   Amendments With Consent of Certificateholders
           and Noteholders...............................26
     8.3   Form of Amendments............................27

ARTICLE IX
MISCELLANEOUS
     9.1   No Legal Title to Owner Trust Estate..........28
     9.2   Limitations on Rights of Others...............28
     9.3   Derivative Actions............................28
     9.4   Notices.......................................28
     9.5   Severability of Provisions....................29
     9.6   Counterparts..................................29
     9.7   Successors and Assigns........................29
     9.8   No Petition Covenants.........................29
     9.9   No Recourse...................................29
     9.10  Headings......................................30
     9.11  Governing Law.................................30
     9.12  Certificate Transfer Restrictions.............30
     9.13  Indemnification by and Reimbursement
           of the Servicer...............................31






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                         EXHIBITS

Exhibit A  Form of Certificate
Exhibit B  Form of Certificate Depository Agreement
Exhibit C  Form of Certificate of Trust
Exhibit D  Form of Undertaking Letter
Exhibit E  Form of Investor Letter

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         THIS TRUST  AGREEMENT,  dated as of April 11, 1996,  between  WHOLESALE
AUTO RECEIVABLES CORPORATION, a Delaware corporation, as Seller, and THE CHASE MANHATTAN BANK (USA), a Delaware banking corporation, as Owner Trustee.

         In consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                         ARTICLE I
        DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in Appendix A to the Trust Sale and Servicing Agreement of even date herewith, among the Seller, the Servicer and the Trust (the "Trust Sale and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to the Trust Agreement as it may be amended and supplemented from time to time, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.


                        ARTICLE II
                       ORGANIZATION

         SECTION 2.1 Name. The Trust created hereby shall be known as "Superior Wholesale Inventory Financing Trust III" in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

         SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificate Owners and the Seller.

         SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:

         (i) to acquire, manage and hold the Receivables to be transferred to the Trust from time to time pursuant to the Trust Sale and Servicing Agreement;

        (ii) to issue and sell the Notes pursuant to the Indenture or to another indenture, note purchase agreement or similar agreement and the Certificates pursuant to this Agreement, and to sell, transfer or exchange the Notes and the Certificates;

       (iii) to acquire property and assets from the Seller pursuant to the Trust Sale and Servicing Agreement, to make payments or distributions on the Securities, to make withdrawals from the Reserve Fund and other accounts established pursuant to the Basic Documents and to pay the organizational, start-up and transactional expenses of the Trust;


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        (iv) to establish,  acquire,  hold and terminate  liquidity,  credit and other  enhancement  arrangements,  including  each  Basis  Swap  and  other
     Specified   Support   Arrangement  from  time  to  time,  and  perform  its
     obligations thereunder;

         (v) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the terms of the Indenture and to hold, manage and distribute to the Certificate Owners pursuant to the terms of this Agreement and the Trust Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

        (vi) to enter into and perform its obligations and exercise its rights under the Basic Documents to which it is to be a party;

       (vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Securityholders.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Seller hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. The Seller hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions and obligations set forth herein and in the Trust Sale and Servicing Agreement for the use and benefit of the Certificate Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute, that this Agreement constitute the governing instrument of such business trust and that the Certificates represent the equity interests therein. The rights of the Certificateholders shall be determined as set forth herein and in the Business Trust Statute and the relationship between the parties

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created by this Agreement shall not constitute  indebtedness for any purpose. It is the intention of the parties hereto that, solely for purposes of federal income, state and local income and franchise taxes, Michigan single business tax and any other taxes imposed upon, measured by, or based upon gross or net income, the Trust shall be treated as a partnership. The parties agree that, unless otherwise required by appropriate taxing authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth in this Agreement, the Trust Sale and Servicing Agreement and the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee agrees to file the certificate required under Section 3810 et seq. of the Business Trust Statute in connection with the formation of the Trust as a business trust under the Business Trust Statute.

         SECTION 2.7 Liability of the Seller and the Certificate Owners.

         (a) The Seller shall be liable directly to and shall indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust (including expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Seller would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Seller were a general partner; provided, however, that the Seller shall not be liable for (i) any losses incurred by a Certificateholder or a Certificate Owner in its capacity as an investor in the Certificates or by a Noteholder or Note Owner in its capacity as an investor in the Notes or (ii) any losses, claims, damages, liabilities and expenses arising out of the imposition by any taxing authority of any federal income, state or local income or franchise taxes, Michigan single business tax, or any other taxes imposed on or measured by gross or net income (other than any withholding taxes, if and to the extent that (x) such withholding taxes should have been (but in fact were not) withheld and paid over by the Trust to the relevant taxing authority, (y) such taxing authority asserts a claim for such withholding taxes against the Trust or the Seller, and (z) the assets of the Trust are insufficient to satisfy such claim at the time a final determination is made that such withholding taxes are due and payable), gross or net receipts, capital, net worth and similar items (including any interest, penalties or additions with respect thereto) upon the Certificateholders, the Certificate Owners, the Noteholders, the Note Owners, the Owner Trustee or the Indenture Trustee (including any liabilities, costs or expenses with respect thereto) with respect to any Receivables not specifically indemnified or represented to hereunder. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Seller shall not be liable) shall be deemed third party beneficiaries of this subsection 2.7(a). The obligations of the Seller under this subsection 2.7(a) shall be evidenced by the Certificates issued pursuant to
Section 3.10, which for purposes of the Business Trust Statute shall be deemed to be a separate class of Certificates from all other Certificates issued by the Trust; provided, however, that the rights and obligations evidenced by all Certificates, regardless

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of class,  shall be  identical,  except as provided in this  subsection  2.7(a),
Section 4.3, and in the definition of Voting Interests, except as to the applicable Certificate Rate as contemplated by Section 3.3 and except that Certificates may, but are not required to, be issued in book-entry form.

         (b) No Certificate Owner, other than to the extent set forth in subsection 2.7(a) with respect to the Seller, shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.8 Title to Trust Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.9 Situs of Trust. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in Delaware or New York, and payments and distributions shall be made by the Trust only from Delaware or New York. The only office of the Trust shall be the Corporate Trust Office in Delaware.

         SECTION 2.10 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Owner Trustee that:

         (a) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables contemplated to be transferred to the Trust pursuant to the Trust Sale and Servicing Agreement.

         (b) The Seller is duly qualified to do business and, where necessary is in good standing (or is exempt from such requirement), and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under the Basic Documents to which it is a party.

         (c) The Seller has the power and authority to execute and deliver this Agreement, to carry out its terms and to consummate the transactions contemplated herein; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been

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     duly authorized by the Seller by all necessary corporate
     action.

         (d) The execution of this Agreement and the consummation of the transactions contemplated herein by the Seller and the fulfillment of the terms of this Agreement by the Seller shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to the Basic Documents), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or any of its properties.

         SECTION 2.11 Tax Treatment. The Seller and the Owner Trustee, by entering into this Agreement, and the Certificateholders and the Certificate Owners, by acquiring any Certificate or interest therein, (i) express their intention that the Certificates shall qualify under applicable tax law as partnership interests in a partnership, with the assets of the partnership being the assets held by the Trust, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Certificates as partnership interests in such a partnership for the purposes of federal income, state and local income and franchise taxes, Michigan single business tax and any other taxes imposed upon, measured by or based upon gross or net income.


                        ARTICLE III
                     THE CERTIFICATES

         SECTION 3.1 [Intentionally Omitted].

         SECTION 3.2 Form of the Certificates.

         (a) The Certificates shall be substantially in the form set forth in Exhibit A and shall be issued in denominations of $2,000,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than $250,000). The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be duly issued, fully paid and non-assessable beneficial interests in the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.


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         (b)  The  Definitive   Certificates  shall  be  typewritten,   printed,
lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

         (c) The Certificates shall be issued in fully-registered form. The terms of the Certificates as set forth in Exhibit A shall form part of this Agreement.

         SECTION 3.3 Execution, Authentication and Delivery.

         (a) On the Initial Closing Date, concurrently with the initial sale, transfer and assignment of Receivables to the Trust pursuant to the Trust Sale and Servicing Agreement, the Owner Trustee shall cause Certificates with an aggregate initial Certificate Balance equal to $79,000,000 to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president or any vice president, without further corporate action by the Seller, in authorized denominations. Such Certificates shall be designated as Floating Rate Asset-Backed Certificates, Class A, and the Certificate Rate for such Certificates shall equal, with respect to any Distribution Date, the product of
(i) a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the Initial Distribution Date, from and including the Initial Closing Date) to but excluding such Distribution Date and the denominator of which is 360 and (ii) either (x) LIBOR plus 0.33% or (y) in the case of the Initial Distribution Date, 5.7675%.

         (b) From time to time after the Initial Closing Date, at the direction of the Seller (a "Certificate Issuance Order"), and upon satisfaction of the conditions set forth in Section 4.9 of the Trust Sale and Servicing Agreement, the Owner Trustee shall cause additional Certificates of any class theretofore issued, or Certificates of a new class, with an aggregate initial Certificate Balance specified by the Seller, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president or any vice president, without further corporate action by the Seller, in authorized denominations. All such Certificates shall have the same terms, provisions and rights as those Certificates issued on the Initial Closing Date; provided, however, that any class of Certificates may have a different Certificate Rate than the Certificates of any other class and may be issued in book-entry form pursuant to
Section 3.11 hereof. The Certificate Rate for any such Certificates issued after the Initial Closing Date shall be set forth in the related Certificate Issuance Order. The terms of any Certificates as provided in a Certificate Issuance Order shall be considered terms of this Trust Agreement. Any Certificate Issuance Order issued pursuant to this Section shall be considered a part of this Agreement.

         (c) No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authenticating

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agent, by manual signature.  Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Chase Manhattan Bank, N.A. is hereby appointed as the Owner Trustee's authenticating agent.

         SECTION 3.4 Registration; Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided herein; provided, however, that no Certificate may be subdivided upon transfer or exchange in a manner such that the resulting Certificate if it had been sold in the original offering would have had an initial offering price of less than $2,000,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than $250,000) and any attempted transfer of a Certificate in contravention of this restriction shall be void ab initio and the purported transferor shall continue to be treated as the owner of such Certificate for all purposes. The Chase Manhattan Bank, N.A. shall be the initial Certificate Registrar. Upon any resignation of a Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

         (b) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause The Chase Manhattan Bank, N.A., as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of the same class in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. Notwithstanding the foregoing, if the Seller shall have advised the Owner Trustee in writing that an Undertaking Letter shall be required with respect to any transfer, such transfer shall not be effective unless the requirements of Section 9.12, with respect to the delivery of an Undertaking Letter, shall have been complied with.

         (c) At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office maintained pursuant to Section 3.8. Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause The Chase Manhattan Bank, N.A., as its authenticating agent, to authenticate and deliver) one or more Certificates dated the date of authentication by the Owner Trustee or any authenticating agent. Such Certificates shall be delivered to the Holder making the exchange.


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         (d) Every  Certificate  presented or surrendered  for  registration  of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing and such other documents and instruments as may be required by Section 9.12. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Owner Trustee or Certificate Registrar in accordance with its customary practice. The Owner Trustee shall certify to the Seller that surrendered Certificates have been duly canceled and retained or destroyed, as the case may be.

         (e) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 3.5   Mutilated, Destroyed, Lost or Stolen
Certificates.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Certificate Registrar, the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee shall authenticate and deliver (or shall cause The Chase Manhattan Bank, N.A., as its authenticating agent, to authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of the same class in authorized denominations of a like amount; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Certificate the Owner Trustee may pay such destroyed, lost or stolen Certificate when so due or payable.

         (b) If, after the delivery of a replacement Certificate or distribution in respect of a destroyed, lost or stolen Certificate pursuant to subsection 3.5(a), a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Owner Trustee shall be entitled to recover such replacement Certificate (or such distribution) from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee in connection therewith.

         (c) In connection with the issuance of any replacement Certificate under this Section 3.5, the Owner Trustee may require the payment by the Holder of such Certificate of a sum sufficient

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to cover any tax or other  governmental  charge  that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith.

         (d) Any duplicate Certificate issued pursuant to this Section 3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional beneficial interest in the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

         (e) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         SECTION 3.6 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the Certificateholder of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be affected by any notice to the contrary.

         SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Seller, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer or the Seller in writing, a list, in such form as the Servicer or the Seller may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Servicer, the Seller or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8 Maintenance of Corporate Trust Office. The Owner Trustee shall maintain in the City of New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the offices of The Chase Manhattan Bank, N.A., as its principal office for such purposes. The Owner Trustee shall give prompt written notice to the Seller and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer. Any Paying Agent shall have the revocable power to

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withdraw  funds from the  Certificate  Distribution  Account  for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be The Chase Manhattan Bank, N.A. The Chase Manhattan Bank, N.A. shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. If The Chase Manhattan Bank, N.A. shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for distribution to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.3, 6.6, 6.7 and 6.9 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.10 Disposition by Seller. On and after the Initial Closing Date, the Seller shall retain beneficial and record ownership of Certificates representing at least 1% of the Certificate Balance of each class of Certificates. Any attempted transfer of any Certificate that would reduce such interest of the Seller below 1% of the Certificate Balance shall be void. The Owner Trustee shall cause any Certificate issued to the Seller to contain a legend to such effect. Certificates issued to the Seller shall be in definitive form only.

         SECTION 3.11 Book-Entry Certificates. The Certificates to be issued on the Initial Closing Date (other than those described in Section 3.10 and those to be issued to Institutional Accredited Investors (as defined in Exhibit E)) shall be issued as Book-Entry Certificates and shall be subject to a Certificate Depository Agreement substantially in the form attached as Exhibit B hereto. Such Certificates shall be delivered to The Depository Trust Company, the initial Clearing Agency by or on behalf of the Trust and shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no such Certificate Owner shall receive a Definitive Certificate. If, and to the extent, so provided in the related Certificate Issuance Order, Certificates to be issued after the Initial Closing Date (other than those described in Section 3.10) may be issued in the form of a typewritten certificate or certificates representing Book-Entry Certificates. Any such Book-Entry Certificate shall be delivered to the Clearing Agency by or on behalf of the Trust and shall be registered on the Certificate Register in the name of the Clearing Agency (or its nominee) and no Certificate Owner shall

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receive a Definitive  Certificate.  If and to the extent Book-Entry Certificates have been issued pursuant to this Section 3.11 with respect to any Certificates:

         (a) the provisions of this Section 3.11 shall be in full force and effect;

         (b) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement
     (including the distribution of Certificate Balance and interest on such Certificates and the giving of instructions or directions hereunder) as the sole Holder of such Certificates, and shall have no obligation to the Certificate Owners;

         (c) to the extent that the provisions of this Section 3.11 conflict with any other provisions of this Agreement, the provisions of this Section
     3.11 shall control;

         (d) the rights of the Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants and, unless and until Definitive Certificates are issued pursuant to Section 3.13, the initial Clearing
     Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of Certificate Balance and interest on such Certificates to such Clearing Agency Participants; and

         (e) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Voting Interests, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received written instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of Voting Interests and has delivered such instructions to the Owner Trustee.

The Seller or the Owner Trustee may set a record date for the purpose of determining the identity of Holders of Certificates entitled to vote or to consent to any action by vote as provided in this Agreement.

         SECTION 3.12 Notices to Clearing Agency. With respect to any Certificates issued as Book-Entry Certificates, whenever a notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates representing such Certificates shall have been issued to the related Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to the related Certificateholders to the Clearing Agency and shall have no further obligation to such Certificate Owners.

         SECTION 3.13 Termination of Book-Entry Registration. With respect to any Certificates issued as Book-Entry Certificates, if (i) the Administrator advises the Owner Trustee in writing that

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



the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a Servicing Default, Certificate Owners representing beneficial interests aggregating at least a majority of the Voting Interests advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the related Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Additionally, Definitive Certificates shall be issued to a Certificate Owner (or its nominee) at any time (subject to the rules and procedures of the Clearing Agency) upon the request of such Certificate Owner that its interest be exchanged for a Definitive Certificate or Certificates. Upon the issuance of such Definitive Certificates, the Owner Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders.

         SECTION 3.14 Seller as Certificateholder. The Seller in its individual or any other capacity may become the owner or pledgee of Certificates and may otherwise deal with the Owner Trustee or its Affiliates as if it were not the Seller.


                        ARTICLE IV
                 ACTIONS BY OWNER TRUSTEE

         SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders in writing of the proposed action at least 30 days before the taking of such action, and (ii) the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust;

         (b) the election by the Trust to file an amendment to the Certificate of Trust, a conformed copy of which is attached hereto as Exhibit C;


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



         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders (it being understood that the issuance of additional Certificates as contemplated by Section 3.3 shall not be deemed to materially adversely affect the interests of the Certificateholders);

         (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders; or

         (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

         SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 10 thereof, (b) appoint a successor Administrator pursuant to Section 10 of the Administration Agreement, (c) remove the Servicer under the Trust Sale and Servicing Agreement pursuant to Section
8.2 thereof or (d) except as expressly provided in the Basic Documents, sell the Receivables transferred to the Trust pursuant to the Trust Sale and Servicing Agreement or any interest therein after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon the affirmative vote of, or a written consent signed by, the holders of a majority of the Voting Interests upon at least 30 days prior notice thereof.

         SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Holders of Certificates (including the Seller) and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent. By its acceptance of any Certificate issued pursuant to Section 3.10, the Seller agrees that it, as the holder thereof, shall not approve or be deemed to have approved the commencement of a voluntary proceeding in bankruptcy relating to the Trust for purposes of this Section 4.3 unless such commencement is approved by the affirmative vote of all of the members of the Seller's board of directors.

         SECTION 4.4   Restrictions on Certificateholders' Power.
The Certificateholders shall not direct the Owner Trustee to take

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



or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the Certificateholders under this Agreement shall be effective if such action is taken or such consent is given or withheld by the Holders of Certificates evidencing not less than a majority of the Voting Interests thereof. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the Voting Interests at the time of the delivery of such notice.


                         ARTICLE V
        APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         SECTION 5.1   Establishment of Certificate Distribution
Account.

         (a) The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee an Eligible Deposit Account known as the Superior Wholesale Inventory Financing Trust III Certificate Distribution Account (the "Certificate Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         (b) The Owner Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (except Investment Proceeds therefrom as set forth in the Trust Sale and Servicing Agreement) for the benefit of the Certificateholders. Except as otherwise provided herein or in the Trust Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Servicer on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

         SECTION 5.2 Application of Trust Funds.

         (a) On each Distribution Date, the Owner Trustee shall distribute to the Certificateholders the amounts deposited in the Certificate Distribution Account pursuant to Section 4.5 of the Trust Sale and Servicing Agreement with respect to such Distribution Date (i) to the extent of the amount deposited with respect to Aggregate Certificateholders' Interest, pro rata based upon the amount of interest due with respect to each Certificate and (ii) to

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



the extent of any amount deposited with respect to Aggregate Certificateholder's Principal, on a pro rata basis.

         (b) On each Distribution Date, the Owner Trustee shall send to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 4.8 of the Trust Sale and Servicing Agreement on such
Distribution  Date  setting  forth,  among  other  things,  the  amount  of  the distribution allocable to Certificate Balance and to interest, the Certificate Balance after giving effect to such distribution, the balance of the Reserve Fund (and amounts, if any, distributed from the Reserve Fund), and the Monthly Servicing Fee with respect to the Distribution Date or the related Collection Period, as applicable, each since the last statement so provided to Certificateholders.

         (c) If any withholding tax is imposed on the Trust's distribution (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section
5.2. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this Section 5.2(c). If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

         (d) If the Indenture Trustee holds escheated funds for payment to the Trust pursuant to Section 3.3(e) of the Indenture, the Owner Trustee shall, upon notice from the Indenture Trustee that such funds exist, submit on behalf of the Trust an Issuer Order to the Indenture Trustee pursuant to Section 3.3(e) of the Indenture instructing the Indenture Trustee to pay such funds to or at the order of the Seller.

         SECTION 5.3 Method of Payment. Subject to Section 7.1(c) and subject to the right of the Owner Trustee and the Clearing Agency to agree otherwise in the case of Book-Entry Certificates, distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the related Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Record Date, or, if not, by check mailed

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



to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         SECTION 5.4 Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information as may be required to enable each Certificateholder to prepare its federal income tax return, (c) file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with subsection 5.2(c) with respect to income or distributions to Certificateholders. In preparing and filing tax returns for the Trust, the Owner Trustee shall allocate taxable income of the Trust for each Collection Period in the following manner: (A) to the Certificateholders, an amount equal to the sum of (1) interest distributable on the Certificates on the Distribution Date related to such Collection Period and (2) any Trust income attributable to discount on the Receivables that corresponds to any excess of the Certificate Balance of the Certificates over their initial issue price; and (B) to the Seller, if and to the extent that the taxable income of the Trust for such Collection Period exceeds the amount computed under (A) above. Unless otherwise permitted or required by any applicable law or regulation, the Owner Trustee shall allocate amounts of taxable income of the Trust for a particular Collection Period among the Certificateholders in proportion to the Certificate Balance owned by them as of the Record Date for the related Distribution Date.

         SECTION 5.5 Signature on Returns; Tax Matters Partner. The Owner Trustee shall sign on behalf of the Trust any and all tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Seller. The Seller shall be the "tax matters partner" of the Trust pursuant to the Code.


                        ARTICLE VI
                     THE OWNER TRUSTEE

         SECTION 6.1 Duties of Owner Trustee.

         (a) The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other Basic Documents, including the administration of the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. No implied covenants or obligations shall be read into this Agreement.

         (b) Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities

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



hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         (c) In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

         (d) The Owner Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (i) this subsection 6.1(d) shall not limit the effect of subsection 6.1(a) or (b);

        (ii) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts; and

       (iii) the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, 4.2 or 6.4.

         (e) Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Trust Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         (f) The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the Owner Trustee, result in the Trust's becoming taxable as a corporation for federal income tax purposes.

         (g) The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.1.

         SECTION 6.2 Rights of Owner Trustee. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in such form as the Seller shall approve as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further

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



authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

         SECTION 6.3 Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created, The Chase Manhattan Bank (USA) acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be liable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own negligent action, its own negligent failure to act or its own wilful misconduct or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable held by the Trust, or the perfection and priority of any security interest created by any such Receivable in any Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the distributions and payments to be made to Certificateholders under this Agreement or to Noteholders under the Indenture, including, without limitation: the existence and contents of any such Receivable on any computer or other record thereof; the validity of the assignment of any such Receivable to the Trust or of any intervening assignment; the completeness of any such Receivable; the performance or enforcement of any such Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Certificateholder;

         (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

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




         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the Certificate Balance of and interest on the Certificates;

         (e) the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates (other than the certificate of authentication on the Certificates) or of any Receivables held by the Trust or any related documents, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

         (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee, the Seller or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Pooling and Servicing Agreement or the Trust Sale and Servicing Agreement; and

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or wilful misconduct in the performance of any such act.

         SECTION 6.4 Action upon Instruction by Certificateholders.

         (a) Subject to Section 4.4, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.5.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action

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



is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the Basic Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the Basic Documents, and as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for any such action or inaction.

         SECTION 6.5  Furnishing of  Documents.  The Owner Trustee shall furnish
(a) to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to the Noteholders and the Certificateholders, promptly upon receipt of a written request therefor, copies of the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement, the Administration Agreement, the Custodian Agreement and this Agreement.

         SECTION 6.6 Representations and Warranties of Owner Trustee. The Owner Trustee hereby represents and warrants to the Seller, for the benefit of the Certificateholders, that:

         (a) It is a banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

         (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. The eligibility requirements set forth in Section 6.13 are satisfied with respect to it.

         (c) The execution, delivery and performance by it of this Agreement (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Owner Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Owner Trustee or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust

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



pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

         (d) The execution, delivery and performance by the Owner Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed.

         (e) This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 6.7 Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees (including the granting of a power of attorney to officers of The Chase Manhattan Bank, N.A. to execute and deliver any Basic Documents, Certificate, Note or other documents related thereto on behalf of the Owner Trustee) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee with reasonable care; and
(ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done,

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



suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

         SECTION 6.8 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Seller, the Administrator, the Indenture Trustee and the Servicer in transactions in the same manner as it would have if it were not the Owner Trustee.

         SECTION 6.9 Compensation and Indemnity. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Seller and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Servicer shall indemnify the Owner Trustee and its successors, assigns, agents and servants in accordance with the provisions of Section 7.1 of the Trust Sale and Servicing Agreement. The indemnities contained in this
Section 6.9 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. Any amounts paid to the Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 6.10 Replacement of Owner Trustee.

         (a) The Owner Trustee may at any time give notice of its intent to resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator; provided that no such resignation shall become effective, and the Owner Trustee shall not resign, prior to the time set forth in Section 6.10(c). The Administrator may appoint a successor Owner Trustee by delivering written instrument, in duplicate, to the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice, the resigning Owner Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. The Administrator shall remove the Owner Trustee if:

         (i) the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Administrator;

        (ii) the Owner Trustee shall be adjudged bankrupt or insolvent;

       (iii) a receiver or other public officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

        (iv) the Owner Trustee shall otherwise be incapable of acting.

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




         (b) If the Owner Trustee resigns or is removed or if a vacancy exists in the office of Owner Trustee for any reason the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees owed to the outgoing Owner Trustee.

         (c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective, and no such resignation shall be deemed to have occurred, until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee and the Administrator, and all fees and expenses due to the outgoing Owner Trustee are paid. Any successor Owner Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         (d) The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         (e) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 6.10, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.

         SECTION 6.11 Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 6.12 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any of the Dealers may at the time be located, the

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



Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10.

         (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

        (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

       (iii) the  Administrator  and the Owner Trustee acting jointly may at any
     time  accept  the  resignation  of  or  remove  any  separate   trustee  or
     co-trustee.

         (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

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




         (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.13 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times satisfy the requirements of Section 26(a)(1) of the Investment Company Act. The Owner Trustee shall at all times: (a) be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have an aggregate capital, surplus and undivided profits of at least $50,000,000 and be subject to supervision or examination by federal or state authorities; and (d) have (or have a parent which has) a long-term unsecured debt rating of at least BBB- by Standard & Poor's and at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the aggregate capital, surplus and undivided profits of such corporation shall be deemed to be its aggregate capital, surplus and undivided profits as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.


                        ARTICLE VII
              TERMINATION OF TRUST AGREEMENT

         SECTION 7.1 Termination of Trust Agreement.

         (a) The Trust shall terminate on the date (the "Trust Termination Date") on which the first of the following occurs: (i) if the Seller so elects, the day following the Distribution Date on which all amounts required to be paid to the Securityholders pursuant to the Basic Documents have been paid (or deposited in the Note Distribution Account, the Certificate Distribution Account or the Revolver Distribution Account) and the aggregate Outstanding Amount of the Revolving Notes is zero; (ii) at the time provided in Section 7.2; and (iii) the Specified Trust Termination Date. This Agreement and the obligations of the parties hereunder (other than Section 6.9 hereof and as otherwise expressly provided herein) shall terminate and be of no further force or effect (i) if the Trust Termination Date is determined pursuant to clause (i) above, on the Trust Termination Date, (ii) if the Trust Termination Date is determined pursuant to clause (ii) above, at the time provided in Section 7.2 and (iii) if the Trust Termination Date is determined pursuant to clause (iii) above, on the date following the Distribution Date on which the final payments to be made to the Securityholders pursuant to the Basic Documents have been paid (or deposited in the appropriate Distribution Accounts).


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



         (b) The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Seller as described in Section 7.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Except as provided in
Section 7.1(a), neither the Seller nor any Certificateholder shall be entitled to revoke or terminate the Trust or this Agreement.

         (c)  Notice  of any  termination  of the  Trust,  except  as  otherwise provided in Section 7.2, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for distribution of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to
Section 9.4 of the Trust Sale and Servicing Agreement, stating: (i) the Distribution Date upon or with respect to which the final distribution of the Certificate Balance of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated; (ii) the amount of any such final distribution of the Certificate Balance; and (iii) that the Record Date otherwise applicable to such
Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
Section 5.2.

         (d) If all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the written notice specified in subsection 7.1(c), the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the Seller and distributed by the Owner Trustee to the Seller and the Owner Trustee shall have no further liability to the Certificateholders with respect thereto.

         (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the

DOC12.FIN
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



Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

         SECTION 7.2 Termination upon Bankruptcy of the Seller. Upon the occurrence of an Insolvency Event with respect to the Seller, the Trust shall terminate, subject to the liquidation, winding-up and dissolution procedures described below, and provided that the rights and obligations of the parties to this Agreement shall not terminate during such liquidation, winding-up and dissolution. Promptly after the occurrence of any Insolvency Event with respect to the Seller: (i) the Seller shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event; (ii) the Owner Trustee shall, upon the receipt of such written notice from the Seller, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event; and (iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Seller, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay in any manner a termination of the Trust pursuant to the first sentence of this Section 7.2. Ninety days after the date the Seller gives the notice described in the preceding sentence, unless the Owner Trustee shall have received written instructions from each of the Certificateholders (other than the Seller and any of its Affiliates) to the effect that each such party disapproves of the liquidation of the assets held by the Trust and the termination of the Trust and wishes to reconstitute the Trust pursuant to terms corresponding to the terms of this Agreement, the Owner Trustee shall direct the Indenture Trustee promptly to sell, dispose or otherwise liquidate the assets of the Trust (other than the Designated Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms (which may include continuing to hold the Receivables and receiving collections thereon). The proceeds of any such sale, disposition or liquidation shall be treated as Collections on the Receivables in the Accounts in the Pool of Accounts and deposited in the Collection Account pursuant to Section 9.2 of the Trust Sale and Servicing Agreement, and thereupon this Agreement and the respective obligations and responsibilities of the Seller, the Servicer, the Owner Trustee and the Indenture Trustee shall terminate (except as otherwise expressly provided herein).


                       ARTICLE VIII
                        AMENDMENTS

         SECTION 8.1 Amendments Without Consent of Securityholders. This Agreement may be amended by the Seller and the Owner Trustee without the consent of any of the Securityholders (but with prior notice to the Rating Agencies) to
(i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement, (iii) add or supplement any liquidity, credit or other enhancement arrangement for the benefit of any Securityholders (provided that if any such addition shall affect any series of Securityholders differently than any other series of Securityholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the

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



interests of any series of Securityholders), (iv) add to the covenants, restrictions or obligations of the Seller or the Owner Trustee for the benefit of the Securityholders, (v) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Owner Trust Estate and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee pursuant to
Article VI, (vi) restrict transfers of Certificates (or interests therein) or as otherwise required to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code or (vii) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Securityholders.

         SECTION 8.2 Amendments With Consent of Certificateholders and Noteholders. This Agreement may be amended from time to time by the Seller and the Owner Trustee with the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of business on the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of business on the preceding Distribution Date (which consent, whether given pursuant to this Section 8.2 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that shall be required to be made on any Security without the consent of the Holder thereof (it being understood that the issuance of any Securities after the Initial Closing Date as contemplated by this Agreement, the Trust Sale and Servicing Agreement and the Indenture and the specification of the terms and provisions thereof pursuant to a Certificate Issuance Order (with respect to any Certificates) or an Officer's Issuance Certificate (with respect to any Notes) shall not be deemed to have such effect for purposes hereof), (b) adversely effect the rating of any series of Securities without the consent of the holders of two-thirds of the Outstanding Amount of such series of Notes or the Voting Interests with respect to such Certificates, as appropriate or (c) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all of the Notes and all of the Voting Interests with respect to Certificates then outstanding. Prior to the execution of any such amendment, supplement or consent, the Owner Trustee shall furnish written notification of the substance of such amendment, supplement or consent to the Rating Agencies.


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



         SECTION 8.3 Form of Amendments.

         (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 8.1 or 8.2, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee.

         (b) It shall not be necessary for the consent of Securityholders or the Indenture Trustee pursuant to Section 8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Securityholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (c) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.


                        ARTICLE IX
                       MISCELLANEOUS

         SECTION 9.1 No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 9.2 Limitations on Rights of Others. Except for Section 2.7 and
Section 9.13, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.


DOC12.FIN
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



         SECTION 9.3 Derivative Actions. Any provision contained herein to the contrary notwithstanding, the right of any Certificate Owner to bring a derivative action in the right of the Trust is hereby made expressly subject to the following limitations and requirements:

         (a) such Certificate Owner must meet all requirements set forth in the Business Trust Statute; and

         (b) no Certificate Owner may bring a derivative action in the right of the Trust without the prior written consent of Certificate Owners owning, in the aggregate, a beneficial interest in Certificates representing 50% of the then outstanding Certificate Balance.

         SECTION 9.4   Notices.

         (a) All demands, notices and communications upon or to the Seller, the Servicer, the Administrator, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by electronic facsimile (with hard copy to follow via first class mail) or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Seller, at the following address: Wholesale Auto Receivables Corporation, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, with a copy to: L. B. LaCombe, Jr., Vice President, 3031 West Grand Boulevard, New Center One, Suite 695, Detroit, Michigan 48202, (ii) in the case of the Servicer and the Administrator, at the following address: P.D. Bull, Vice President, General Motors Acceptance Corporation, 3044 West Grand Boulevard, Detroit, Michigan 48202, (iii) in the case of the Indenture Trustee, at its Corporate Trust Office, (iv) in the case of the Trust or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office, (v) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (vi) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, 26 Broadway (20th Floor), New York, New York 10007, Attention: Asset Backed Surveillance Department, (vii) in the case of Fitch, to Fitch Investor Services, L.P., One State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance Department and (viii) in the case of Duff & Phelps, to Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, New York 10004,
Attention: Asset Backed Surveillance Department, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so

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



permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         SECTION 9.6 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 9.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner Trustee and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 9.8 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Trust (or the Owner Trustee on behalf of the Trust) and each Certificateholder or Certificate Owner, by accepting a Certificate (or interest therein), hereby covenants and agrees that they shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         SECTION 9.9 No Recourse. Each Certificateholder and Certificate Owner, by accepting a Certificate (or interest therein), shall agree that such Person's Certificates (or interest therein) represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents. Except as expressly provided in the Basic Documents, neither the Seller, the Servicer nor the Owner Trustee in their respective individual capacities, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the distribution of Certificate Balance with respect to or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Certificates or this Agreement, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. Each Certificateholder or Certificate Owner by the acceptance of a Certificate (or beneficial interest therein) shall agree that, except as expressly provided in the Basic Documents, in the case of nonpayment of any amounts with respect to the Certificates, it shall

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



have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

         SECTION 9.10 Headings. The headings herein are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

         SECTION 9.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 9.12  Certificate Transfer Restrictions.

         (a) The Certificates may not be acquired by or for the account of a Benefit Plan unless the Benefit Plan acquiring a Certificate has available to it an exemption from the prohibited transaction rules under Section 406(a) of ERISA and Section 4975 of the Code and such exemption is applicable to the purchase and holding of the Certificates. Unless the Seller determines that such an exemption is available, by accepting and holding a Certificate, the Holder thereof and the Certificate Owner shall each be deemed to have represented and warranted that it is not a Benefit Plan and, if requested to do so by the Seller pursuant to Section 3.4(b), the Certificateholder and the Certificate Owner shall execute and deliver to the Owner Trustee an Undertaking Letter in the form set forth in Exhibit D. The Certificates are also subject to the minimum denomination specified in Section 3.4(a).

         (b) The Certificates will not be registered under the Securities Act or the securities laws of any other jurisdiction. Consequently, the Certificates are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified herein. No sale, pledge or other transfer of the Certificates (or interest therein) may be made by any Person unless either (i) such sale, pledge or other transfer is made to the Seller, (ii) such sale, pledge or other transfer is made to an institutional investor that is an "accredited investor" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor") that executes a certificate, substantially in the form attached hereto as Exhibit E, to the effect that it is an Institutional Accredited Investor acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Institutional Accredited Investors unless the holder is a bank acting in its fiduciary capacity), (iii) so long as the Certificates are eligible for resale pursuant to Rule 144A under the Securities Act, such sale, pledge or other transfer is made to a person whom the seller reasonably believes after due inquiry is a "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act (a "Qualified Institutional Buyer") acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Qualified Institutional Buyers) to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act, or (iv) such sale, pledge or other transfer is

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



otherwise made in a transaction exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Seller in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Seller, and (B) the Owner Trustee shall require a written opinion of counsel (which will not be at the expense of the Seller or the Owner Trustee) satisfactory to the Seller and the Owner Trustee to the effect that such transfer will not violate the Securities Act. No sale, pledge or other transfer may be made to any one person for Certificates with a face amount of less than $2,000,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than $250,000) and, in the case of any person acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)(2) of the Securities Act) acting in its fiduciary capacity), for Certificates with a face amount of less than such amount for each such third party. Any attempted transfer in contravention of the immediately preceding restriction will be void ab initio and the purported transferor will continue to be treated as the owner of the Certificates for all purposes. Neither the Seller nor the Owner Trustee shall be obligated to register the Certificates under the Securities Act, qualify the Certificates under the securities laws of any state or provide registration rights to any purchaser or holder thereof.

         (c) Each Certificate shall bear a legend to the effect set forth in subsections (a) and (b) above.

         (d) The Seller shall be responsible for determining compliance with the restrictions set forth in this Section 9.12.

         SECTION 9.13 Indemnification by and Reimbursement of the Servicer. The Owner Trustee acknowledges and agrees to reimburse (i) the Servicer and its directors, officers, employees and agents in accordance with Section 7.3(b) of the Trust Sale and Servicing Agreement and (ii) the Seller and its directors, officers, employees and agents in accordance with Section 3.4 of the Trust Sale and Servicing Agreement. The Owner Trustee further acknowledges and accepts the conditions and limitations with respect to the Servicer's obligation to indemnify, defend and hold the Owner Trustee harmless as set forth in Section 7.1(a) of the Trust Sale and Servicing Agreement.

                       *  *  *  *  *

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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                           THE CHASE MANHATTAN BANK (USA), as
                                  Owner Trustee


                           By:
                                      Name:
                                     Title:



                           WHOLESALE AUTO RECEIVABLES
                               CORPORATION, Seller


                           By:
                                Name:  L. B. LaCombe, Jr.
                                Title: Vice President


DOC12.FIN

                                                  EXHIBIT A


                   [FORM OF CERTIFICATE]



NUMBER                                       $
R-                                   CUSIP  NO.


            SEE REVERSE FOR CERTAIN DEFINITIONS

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR DISTRIBUTION, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY DISTRIBUTION IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
     INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN  INTEREST
     HEREIN.]

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE (A) IS DEEMED TO REPRESENT TO THE SELLER AND THE OWNER TRUSTEE (i) THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D
     PROMULGATED UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR (ii) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

         NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE TRUST AGREEMENT, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN

DOC12.FIN
                         - 1 -

     ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE SELLER REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE OWNER TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE SELLER, AND (B) THE OWNER TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH WILL NOT BE AT THE EXPENSE OF THE SELLER OR THE OWNER TRUSTEE) SATISFACTORY TO THE SELLER AND THE OWNER TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE SELLER MAY DETERMINE IN ORDER TO PREVENT THE TRUST FROM BEING TREATED AS A "PUBLICLY TRADED PARTNERSHIP" UNDER SECTION 7704 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), BUT IN NO EVENT LESS THAN $250,000) AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES
     ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR OFFERED CERTIFICATES WITH A FACE AMOUNT OF LESS THAN SUCH AMOUNT FOR EACH SUCH THIRD PARTY. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTION WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE OFFERED CERTIFICATES FOR ALL PURPOSES.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN
     SECTION 4975(e)(1) OF THE CODE, OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY, UNLESS THE SELLER DETERMINES THAT THE BENEFIT PLAN ACQUIRING THIS CERTIFICATE HAS AVAILABLE TO IT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES UNDER
     SECTION 406(a) OF ERISA AND SECTION 4975 OF THE CODE AND SUCH EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF THIS CERTIFICATE. UNLESS SUCH AN EXEMPTION IS AVAILABLE, BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF

DOC12.FIN
                         - 2 -

     AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

         EACH CERTIFICATEHOLDER OR CERTIFICATE OWNER, BY ACCEPTING THIS CERTIFICATE (OR INTEREST THEREIN), (i) EXPRESSES ITS INTENTION THAT THE CERTIFICATES WILL QUALIFY UNDER APPLICABLE TAX LAW AS PARTNERSHIP INTERESTS IN A PARTNERSHIP, WITH THE ASSETS OF THE PARTNERSHIP BEING THE ASSETS HELD BY THE TRUST, AND (ii) UNLESS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, AGREES TO TREAT THE CERTIFICATES AS INTERESTS IN SUCH A PARTNERSHIP FOR PURPOSES OF FEDERAL INCOME, STATE AND LOCAL INCOME AND FRANCHISE TAXES, MICHIGAN SINGLE BUSINESS TAX AND ANY OTHER TAXES IMPOSED UPON, MEASURED BY OR BASED UPON GROSS OR NET INCOME.

         EACH CERTIFICATEHOLDER OR CERTIFICATE OWNER, BY ITS ACCEPTANCE OF THIS CERTIFICATE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH CERTIFICATEHOLDER OR CERTIFICATE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AGREEMENT, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE SELLER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE SELLER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE SELLER.

         [PURSUANT TO THE TRUST AGREEMENT, WHOLESALE AUTO RECEIVABLES CORPORATION ("WARCO") SHALL RETAIN BENEFICIAL AND RECORD OWNERSHIP OF CERTIFICATES REPRESENTING AT LEAST 1% OF THE CERTIFICATE BALANCE, AND ANY ATTEMPTED TRANSFER OF THIS CERTIFICATE THAT REDUCES THE BENEFICIAL AND RECORD INTEREST OF WARCO TO BELOW 1% OF THE CERTIFICATE BALANCE SHALL BE VOID.]

     SUPERIOR WHOLESALE INVENTORY FINANCING TRUST III

      FLOATING RATE ASSET-BACKED CERTIFICATE, CLASS A

     evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of wholesale receivables generated from time to time in a portfolio of revolving financing arrangements with dealers to finance automobile and other vehicle inventories and collections thereon and certain other property.

     (This Certificate does not represent an interest in or obligation of Wholesale Auto Receivables Corporation, General Motors Acceptance Corporation, General Motors Corporation, the Owner Trustee or any of their respective affiliates, except to the extent described in the Basic Documents.)


DOC12.FIN
                         - 3 -

         THIS CERTIFIES THAT __________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Superior Wholesale Inventory Financing Trust III (the "Trust") formed by Wholesale Auto Receivables Corporation, a Delaware corporation.

         The Trust was created pursuant to a Trust Agreement, dated as of April 11, 1996 (as amended and supplemented from time to time, the "Trust Agreement"), between the Seller and The Chase Manhattan Bank (USA), as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is one of the duly authorized Certificates designated as "Floating Rate Asset-Backed Certificates, Class A" (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         Under the Trust Agreement, there shall be distributed on the 15th day of each calendar month or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing on May 15, 1996 (each, a "Distribution Date"), to the person in whose name this Certificate is registered on the related Record Date (as defined below), interest accrued hereon to the extent of funds available therefor and such Certificateholder's fractional undivided interest in the amount of distributions in respect of Certificate Balance to be distributed to Certificateholders on such Distribution Date. Interest shall accrue on this Certificate at the applicable Certificate Rate (as set forth on the reverse hereof) and interest accrued hereon as of any Distribution Date but not distributed on such Distribution Date shall be due on the next Distribution Date. No distributions of Certificate Balance shall be made on any Certificate until all Notes have been paid (or provided for) in full. The entire unpaid Certificate Balance on this Certificate shall be due and payable on the Distribution Date in April 2003 (the "Stated Final Payment Date"). However, the actual distribution in full of the Certificate could occur sooner or later than such date. The "Record Date," with respect to any Distribution Date, means the last day of the preceding Collection Period.

         The distributions in respect of Certificate Balance and interest on this Certificate are payable in such coin or currency of the United States of America as at the time of distribution is legal tender for payment of public and private debts. All distributions made by the Trust with respect to this Certificate shall be applied first to interest due and payable on this Certificate as provided above and then to the unpaid distributions in respect of Certificate Balance of this Certificate.

         The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as and

DOC12.FIN
                         - 4 -
to the extent described in the Trust Sale and Servicing Agreement and the Indenture.

         It is the intention of the Seller, the Servicer and the Certificateholders and Certificate Owners that, solely for purposes of federal income, state and local income and franchise taxes, Michigan single business tax and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a partnership. Except as otherwise required by appropriate taxing authorities, the Seller and the other Certificateholders and Certificate Owners by acceptance of a Certificate (or interest therein), agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in such partnership.

         Each Certificateholder or Certificate Owner, by its acceptance of a Certificate (or interest therein), (i) expresses its intention that the Certificates will qualify under applicable tax law as partnership interests in a partnership, with the assets of the partnership being the assets held by the Trust, and (ii) unless otherwise required by appropriate taxing authorities, agrees to treat the Certificates as interests in such a partnership for purposes of federal income, state and local income and franchise taxes, Michigan single business tax and any other taxes imposed upon, measured by or based upon gross or net income.

         Each Certificateholder or Certificate Owner, by its acceptance of a Certificate (or interest therein), covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller. [By its acceptance of this Certificate, the Seller agrees that it shall not be deemed to have approved the commencement of a voluntary proceeding in bankruptcy relating to the Trust for purposes of Section 4.3 of the Trust Agreement unless such commencement was approved by the affirmative vote of all of the members of the Seller's board of directors.]

         Distributions on this Certificate shall be made as provided in the Trust Agreement without the presentation or surrender of this Certificate or the making of any notation hereon, to each Certificateholder of record on the immediately preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Record Date, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register; provided that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions shall be made by wire transfer in

DOC12.FIN
                         - 5 -
immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office maintained for such purpose by the Owner Trustee in the City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Trust Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

DOC12.FIN
                         - 6 -

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Dated: April 11, 1996
                                SUPERIOR WHOLESALE INVENTORY
                                FINANCING TRUST III

                                By: THE CHASE MANHATTAN BANK
                                    (USA), not in its
                                    individual capacity but
                                    solely as Owner Trustee


                                       By:
                                      Name:
                                     Title:


       OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.



THE CHASE MANHATTAN BANK (USA),
not in its individual capacity
but solely as Owner Trustee


By:
Name:
Title:


                            OR


THE CHASE MANHATTAN BANK (USA), not in its individual capacity but solely as Owner Trustee by The Chase Manhattan Bank, N.A., as Authenticating Agent


By:
Name:
Title:





DOC12.FIN
                         - 7 -

                  REVERSE OF CERTIFICATE

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, General Motors Corporation, the Indenture Trustee, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables held by the Trust (and certain other amounts), all as more specifically set forth herein, in the Trust Agreement and the Trust Sale and Servicing Agreement. A copy of each of the Trust Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Trust Agreement at any time by the Seller and the Owner Trustee with the consent of the Holders of the Notes evidencing not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date. Any such consent by the Holder of this Certificate shall be conclusive and binding on such holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates or the Notes.

         The term "Certificate Rate" as used in this Certificate means, with respect to any Distribution Date, the product of (i) a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the Initial Distribution Date, from and including the Initial Closing Date) to but excluding such Distribution Date and the denominator of which is 360 and (ii) LIBOR plus 0.33% (or, in the case of the Initial Distribution Date, 5.7675%).

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the City of New York, accompanied by (i) a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, (ii) any certificate and/or Opinion of Counsel required by Section 9.12(b) of the Trust Agreement, and (iii) if requested by the Seller, the Undertaking Letter required by Section 9.12(a) of the Trust Agreement, and thereupon one or more new Certificates of the same class of

DOC12.FIN
                         - 1 -
authorized denominations evidencing the same aggregate interest in the Trust shall be issued to the designated transferee.

         The initial Certificate Registrar appointed under the Trust Agreement is The Chase Manhattan Bank, N.A.

         The Certificates are issuable only as registered Certificates without coupons in denominations of $2,000,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than $250,000). As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same class of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same; provided, however, that no Certificate may be subdivided upon transfer or exchange in a manner such that the resulting Certificate if it had been sold in the original offering would have had an initial offering price of less than $2,000,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than $250,000). No service charge shall be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Trust Sale and Servicing Agreement and the disposition of all property held as part of the Trust.

DOC12.FIN
                         - 2 -

                  CERTIFICATE OF TRANSFER

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




(Please print or type name and address, including postal zip code, of assignee)




the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________  Attorney  to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

     In connection with any sale, pledge or transfer of this Certificate the undersigned hereby represents to the Owner Trustee and the Seller that such sale, pledge or transfer is being made:

                        [CHECK ONE]

|_| (a) to an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are such institutional investors unless it is a bank acting in its fiduciary capacity);

                            or

|_| (b) to a person whom the undersigned reasonably believes after due inquiry is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are qualified institutional buyers) to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A.

If such sale, pledge or other transfer is being made pursuant to (a) above, the undersigned acknowledges that such institutional investor

DOC12.FIN
                         - 3 -
must execute a certificate substantially in the form specified in the Trust Agreement.


Dated:                                                    *
                                Signature Guaranteed:


                                                          *


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.


DOC12.FIN
                         - 4 -

                                                  EXHIBIT B


        [FORM OF CERTIFICATE DEPOSITORY AGREEMENT]







DOC12.FIN
                         - 1 -

                                                  EXHIBIT C


                  CERTIFICATE OF TRUST OF
     SUPERIOR WHOLESALE INVENTORY FINANCING TRUST III


         THIS Certificate of Trust of Superior Wholesale Inventory Financing Trust III (the "Trust"), dated as of April ___, 1996, is being duly executed and filed by The Chase Manhattan Bank (USA), a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del.
C. Section 3801 et seq.).
         1. Name. The name of the business trust formed hereby is Superior Wholesale Inventory Financing Trust III.
         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Chase
Manhattan Bank (USA), 802 Delaware Avenue, Trust Group, 13th Floor,
Wilmington, Delaware 19801.
         3. This Certificate of Trust shall be effective on April 11, 1996.
         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first-above written.
                           The Chase Manhattan Bank (USA), not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of April
                           11, 1996



                           By:
                                      Name:
                                     Title:



DOC12.FIN
                         - 1 -

                                                  EXHIBIT D


                    UNDERTAKING LETTER



Wholesale Auto Receivables Corporation
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

The Chase Manhattan Bank (USA)
802 Delaware Avenue
Trust Group
13th Floor
Wilmington, Delaware  19801

Ladies and Gentlemen:

         In connection with our purchase or record or beneficial ownership of the Floating Rate Asset-Backed Certificate, Class A (the "Certificate") of Superior Wholesale Inventory Financing Trust III, the undersigned purchaser, record owner or beneficial owner hereby acknowledges, represents and warrants that such purchaser, record owner or beneficial owner:

         (1) is not, and has not acquired the Certificate by or for the benefit of, (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity; and

         (2) acknowledges that you and others will rely on our acknowledgments, representations and warranties, and agrees to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.



                                Name of Certificate Owner

                                       By:

                                      Name:

                                     Title:

                                      Date:

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                                                  EXHIBIT E


                      INVESTOR LETTER



Wholesale Auto Receivables Corporation
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware  19801

The Chase Manhattan Bank (USA)
802 Delaware Avenue
Trust Group
13th Floor
Wilmington, Delaware  19801

Ladies and Gentlemen:

         In connection with our proposed purchase of a Floating Rate Asset-Backed Certificate, Class A (the "Certificate"), representing a fractional undivided interest in the Superior Wholesale Inventory Financing Trust III, issued under a trust agreement, dated as of April 11, 1996 (the "Trust
Agreement"), between Wholesale Auto Receivables Corporation, a Delaware corporation (the "Seller") and The Chase Manhattan Bank (USA), as owner trustee, acting thereunder not in its individual capacity but solely as owner trustee of the Trust (the "Owner Trustee"), we confirm that:

         1. We understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that such Certificate may be resold, pledged or transferred only (i) to the Seller, (ii) to an institutional investor that is an "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) (an "Institutional Accredited Investor") under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Certificate) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Institutional Accredited Investors unless the holder is a bank acting in its fiduciary capacity) that executes a certificate substantially in the form hereof, (iii) so long as such Certificate is eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe after due inquiry to be a "qualified institutional buyer" as defined in Rule 144A acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (iv) in a sale, pledge or other transfer made in a transaction otherwise

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                         - 1 -
         exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Seller in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Seller, and (B) the Owner Trustee shall require a written opinion of counsel (which will not be at the expense of the Seller or the Owner Trustee) satisfactory to the Seller and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. We will notify any purchaser of the Certificate from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Certificate by us that the Seller and the Owner Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. We understand that no sale, pledge or other transfer may be made to any one person for Certificates with a face amount of less than $2,000,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than $250,000) and, in the case of any person acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)(2) of the Securities Act) acting in its fiduciary capacity), for Certificates with a face amount of less than such amount for each such third party. Any attempted transfer will be void ab initio and the purported transferor will continue to be treated as the owner of the offered Certificates for all purposes.

         2.

                        [CHECK ONE]

         |_|  (a) We are an institutional investor
              and an "accredited investor" (as
              defined in Rule 501(a)(1), (2), (3)
              or (7) of Regulation D under the
              Securities Act) acting for our own
              account (and not for the account of
              others) or as a fiduciary or agent
              for others (which others also are
              Institutional Accredited Investors
              unless we are bank acting in its
              fiduciary capacity).  We have such
              knowledge and experience in
              financial and business matters as to
              be capable of evaluating the merits
              and risks of our investment in the
              Certificate, and we and any accounts
              for which we are acting are each
              able to bear the economic risk of

DOC12.FIN
                         - 2 -
              our or its investment for an indefinite period of time. We are acquiring the Certificate for investment and not with a view to, or for offer and sale in connection with, a public distribution.

         |_|  (b) We are a "qualified
              institutional buyer" as defined
              under Rule 144A under the Securities
              Act and are acquiring the
              Certificate for our own account (and
              not for the account of others) or as
              a fiduciary or agent for others
              (which others also are "qualified
              institutional buyers").  We are
              familiar with Rule 144A under the
              Securities Act and are aware that
              the seller of the Certificate and
              other parties intend to rely on the
              statements made herein and the
              exemption from the registration
              requirements of the Securities Act
              provided by Rule 144A.

         3. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,




        (Name of Purchaser)

By:

Date:


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